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                                                                    EXHIBIT 10.2



                               FIRST AMENDMENT TO
                     EXECUTIVE OFFICER EMPLOYMENT AGREEMENT


        This First Amendment to Executive Officer Employment Agreement ("First Amendment") is effective as of November 13, 2000 by and between CALLAWAY GOLF COMPANY, a Delaware corporation (the "Company") and ELY CALLAWAY ("Mr. Callaway").

        A. The Company and Mr. Callaway are parties to a certain Executive Officer Employment Agreement entered into as of January 1, 2000 (the "Agreement").

        B. In light of certain development, the Company and Mr. Callaway desire to amend the Agreement, pursuant to Section 16 of the Agreement, in the manner set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and other consideration, the value and sufficiency of which are hereby acknowledged, the Company and Mr. Callaway hereby agree as follows:

        1. Section 2(a) of the Agreement is hereby amended to read as follows:

                      (a) Mr. Callaway shall serve as Chief Executive Officer and President of Callaway Golf Company until such time as he chooses to retire from one or both positions. Upon his retirement as Chief Executive Officer of Callaway Golf Company, Mr. Callaway shall assume the title of Founder of Callaway Golf Company and Chief Executive Officer Emeritus. Mr. Callaway's duties shall be the usual and customary duties of the offices in which he serves. As Founder of the Company and CEO Emeritus, Mr. Callaway shall advise and consult with management on such matters as may be requested by the CEO or the Board. Mr. Callaway shall report to the Board of Directors of Callaway Golf Company.

        2. This First Amendment is subject to the approval of the Compensation and Management Succession Committee of the Board of Directors of the Company. But for the amendment contained herein, and any other written amendments properly executed by the parties, the Agreement shall otherwise remain unchanged.

        IN WITNESS WHEREOF, the Company and Mr. Callaway have caused this First Amendment to be executed effective as of the date set forth above.

MR. CALLAWAY                                COMPANY

                                            Callaway Golf Company,
                                            a Delaware corporation



                                            By:
-----------------------------------            ---------------------------------
Ely Callaway